UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report: September 20, 2011

Trimble Navigation Limited

(Exact name of registrant as specified in its charter)

California	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale,

California, 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Trimble Navigation Limited (“Trimble”) on July 14, 2011, to include the historical financial statements of Tekla Plc (“Tekla”), the business acquired, and the unaudited pro forma combined financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Being Acquired.

The audited consolidated financial statements as of and for the fiscal year ended December 31, 2010 and the unaudited interim financial statements as of and the six months ended June 30, 2010 and June 30, 2011for Tekla are filed as Exhibit 99.01 to this report and are incorporated herein by reference.

(b) Pro Forma Combined Financial Information.

The unaudited Pro Forma Condensed Combined Balance Sheet for Trimble and Tekla as of July 1, 2011 and unaudited Pro Forma Condensed Combined Statements of Operations for Trimble and Tekla for the fiscal year ended December 31, 2010 and the six months ended July 1, 2011 are furnished as Exhibit 99.02 to this report and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.01	Consent of Independent Auditors of Tekla Plc.

99.01	Audited consolidated financial statements for Tekla Plc as of and for the fiscal year ended December 31, 2010 and the unaudited interim financial statements as of and for the six months ended June 30, 2010 and 2011.

99.02	Unaudited Pro Forma Condensed Combined Balance Sheet for Trimble Navigation Limited and Tekla Plc as of July 1, 2011 and unaudited Pro Forma Condensed Combined Statements of Operations for Trimble Navigation Limited and Tekla Plc for the fiscal year ended December 31, 2010 and as of and for the six months ended July 1, 2011 are furnished as Exhibit 99.02 to this report and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED a California corporation

Dated: September 20, 2011	By:	/s/ Raj Bahri
Raj Bahri
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.01	Consent of Independent Auditors of Tekla Plc.

99.01	Audited consolidated financial statements for Tekla Plc as of and for the fiscal year ended December 31, 2010 and the unaudited interim financial statements as of and for the six months ended June 30, 2010 and 2011.

99.02	Unaudited Pro Forma Condensed Combined Balance Sheet for Trimble Navigation Limited and Tekla Plc as of July 1, 2011 and unaudited Pro Forma Condensed Combined Statements of Operations for Trimble Navigation Limited and Tekla Plc for the fiscal year ended December 31, 2010 and as of and for the six months ended July 1, 2011 are furnished as Exhibit 99.02 to this report and are incorporated herein by reference

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